EXHIBIT 99.1

 Sun Healthcare Group, Inc.
Reports Quarterly Income of $2.0 Million from Continuing Operations on Track with 2006 Annual Guidance
Continued Improvement in Core Operations

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

     Irvine, Calif. (May 2, 2006) - Sun Healthcare Group, Inc. (NASDAQ: SUNH) today announced results for the first quarter ended March 31, 2006.

Consolidated Earnings
     For the quarter ended March 31, 2006, Sun reported total net revenues of $287.0 million and net income of $1.7 million (net income of $0.06 per fully-diluted share). For the comparable quarter ended March 31, 2005, total net revenues were $206.3 million with a net loss of $1.2 million (a net loss of
$0.08 per fully-diluted share). Net revenues for the quarter ended March 31, 2006, increased
$80.7 million, or 39.1 percent, as compared to net revenues for the quarter ended March 31, 2005, primarily as a result of the Peak Medical Corporation acquisition in December 2005.

     For the quarter ended March 31, 2006, Sun reported income from continuing operations of
$2.0 million (income from continuing operations of $0.06 per fully-diluted share), as compared to a loss from continuing operations of $1.6 million (a loss of $0.10 per fully-diluted share), for the same period in 2005. The 2006 first quarter EBITDAR from continuing operations was $22.6 million, or 7.9 percent of revenues, as compared to $12.8 million, or 6.2 percent of revenues, from continuing operations for the same period in 2005, an improvement of $9.8 million, or 76.6 percent. EBITDA from continuing operations for the first quarter of 2006 was $9.2 million, or 3.2 percent of revenues, as compared to
$3.1 million, or 1.5 percent of revenues, for the same period in 2005, an improvement of $6.1 million, or 196.8 percent.

     "The acquisition of Peak and our equity offering in December 2005 transformed the Company, as evidenced by our reported results," said Richard K. Matros, Sun's chairman and chief executive officer. "As a result, we are providing pro forma results for the quarter ended March 31, 2005, that show Peak's historical first quarter 2005 operating results combined with our historical results for that period," continued Matros.

     On a pro forma basis, with the Peak results included for the first quarter of 2005, total net revenues would have been $267.0 million, income from continuing operations would have been $0.1 million, EBITDAR from continuing operations would have been $21.5 million, or 8.0 percent of revenues, and EBITDA from continuing operations would have been $8.1 million, or 3.0 percent of revenues. When compared to pro forma net revenues, net income from continuing operations, EBITDAR from continuing operations and EBITDA from continuing operations for the quarter ended March 31, 2005, net revenues for the quarter ended March 31, 2006, increased $20.0 million, or 7.5 percent, income from continuing operations increased $1.9 million, EBITDAR increased $1.1 million, or 5.1 percent, and EBITDA increased $1.1 million, or 13.6 percent.

     "Our focus in 2006 is improvement in consolidated margins, profitability and cash flow. Our initiatives are directed toward high acuity patients in our inpatient business, reductions in G&A and strategic evaluation of the Company's ancillary businesses. Our quarterly results have us on track with our 2006 annual guidance," Matros said.

Inpatient Business
     Net revenues from inpatient services operations increased $72.0 million, or 48.4 percent, to
$220.8 million for the quarter ended March 31, 2006, from $148.8 million for the same period in 2005.
The revenue gain was due to the $62.8 million revenue attributable to Peak's operations and $9.2 million improvement in Sun's same store inpatient operations. This $9.2 million improvement was primarily attributable to (i) a 56-basis point improvement, or $1.8 million in revenue, in Medicare patient mix, to 14.4 percent from 13.9 percent of total occupancy, (ii) a 4.5 percent increase in our Medicare rates, or $1.9 million in revenue, and (iii) a 6.2 percent increase in our Medicaid rates or $4.3 million in revenues, and (iv) an increase in revenues from commercial insurance of $1.2 million.

     Net segment income increased $6.2 million, or 79.5 percent, to $14.0 million for the quarter ended March 31, 2006, from $7.8 million for the quarter ended March 31, 2005. Net segment EBITDAR increased $12.2 million, or 60.7 percent, to $32.3 million for the quarter ended March 31, 2006, from $20.1 million for the same period in 2005, and net segment EBITDA increased $8.5 million, or 75.9 percent, to $19.7 million for the quarter ended March 31, 2006, from $11.2 million for the same period in 2005. Net segment EBITDAR margin increased to 14.6 percent for the quarter ended March 31, 2006, from 13.5 percent for the same period in 2005. Net segment EBITDA margin increased to 8.9 percent for the quarter ended March 31, 2006, from 7.5 percent for the same period in 2005.

     On a pro forma basis with Peak results included for the first quarter of 2005, net revenues from inpatient services operations would have been $209.6 million and the increase in net revenues in the first quarter of 2006 would have been $11.2 million, or 5.3 percent. The revenue gain of $11.2 million was primarily attributable to: (i) a 71-basis point improvement, or $2.9 million in revenues, in Medicare patient mix, to 14.2 percent from 13.4 percent of total occupancy, (ii) a 4.8 percent increase in our Medicare rates, or $2.8 million in revenues, and (iii) a 5.8 percent increase in our Medicaid rates or
$5.6 million in revenues.

     On a pro forma basis with Peak results included for the first quarter of 2005, net segment income in the first quarter of 2005 would have been $11.1 million, net segment EBITDAR would have been
$30.0 million and net segment EBITDA would have been $17.4 million. When compared to net segment income, net segment EBITDAR and net segment EBITDA for the quarter ended March 31, 2006, net segment income increased $2.9 million, or 26.1 percent, net segment EBITDAR increased $2.3 million, or 7.7 percent, and net segment EBITDA increased $2.3 million, or 13.2 percent. Pro forma net segment EBITDAR and EBITDA margins for the quarter ended March 31, 2005, would have been 14.3 percent and 8.3 percent, respectively.

     "Improvement of our inpatient margins on both an as reported and pro forma basis reflects the successful execution of our acuity-based strategies," said Matros.

Ancillary Business
     Net revenues from Sun's ancillary business operations, which include SunDance Rehabilitation Corporation, CareerStaff Unlimited, Inc. and SunPlus Home Health Services, Inc., net of affiliated revenues, increased $8.7 million, or 15.1 percent, to $66.2 million for the quarter ended March 31, 2006, from $57.5 million for the same period in 2005. Net segment income decreased $2.9 million, or
82.9 percent, to $0.6 million for 2006 from $3.5 million for 2005. Net segment EBITDAR for the ancillary operations for the quarter ended March 31, 2006, decreased $2.6 million, or 55.3 percent, over the same period in 2005, to $2.1 million from $4.7 million, and net segment EBITDA decreased $2.7 million, or 69.2 percent, to $1.2 million for the quarter ended March 31, 2006, from $3.9 million for the same period in 2005.

     "The downturn in combined earnings for our ancillary businesses was essentially all in the rehabilitation therapy services segment. We implemented a restructuring plan for that segment during the first quarter of 2006 which we expect should result in significant financial improvement in the second quarter," Matros reported.

Corporate General
     General and administrative expenses not directly attributed to operating segments decreased
$0.2 million, or 1.7 percent, to $11.6 million for the quarter ended March 31, 2006, compared to
$11.8 million for the same period in 2005. For the quarter ended March 31, 2006, as a percent of revenue, general and administrative expenses dropped to 4.0 percent from 5.7 percent for the same period in 2005.

     On a pro forma basis with Peak results included in the first quarter of 2005, general and administrative expenses not directly attributed to operating segments would have decreased
$1.4 million, or 10.8 percent, to $11.6 million for the quarter ended March 31, 2006, compared to pro forma $13.0 million for the same period in 2005.

     "Our improvements in G&A are a reflection of the leverage we anticipated from the acquisition of Peak coupled with reductions related to our process improvement initiatives," said Matros.

Conference Call
     Sun's senior management will hold a conference call to discuss the Company's first quarter operating results on Wednesday, May 3, 2006, at 1 p.m. EDT / 10 a.m. PDT. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. EDT on May 3 until midnight EDT on May 10 by calling (800) 642-1687 and using access code 8085839.

About Sun Healthcare Group, Inc.
     Sun Healthcare Group, Inc., with executive offices located in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care facilities in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, medical staffing through CareerStaff Unlimited, Inc. and home care through SunPlus Home Health Services, Inc.

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by Sun with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements, including the impact of the Deficit Reduction Act and regulations implementing it; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; our ability to generate cash flow sufficient to operate our business; our ability to identify, complete and integrate future acquisitions; increasing labor costs and the shortage of qualified healthcare personnel; and loss of key management personnel. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q,a copy of which is available on Sun's web site, www.sunh.com.

      The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

     EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. The accompanying tables also set forth the non-GAAP pro forma information referenced in this press release for the first quarter of 2005.

     Any documents filed by Sun with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun's investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC's web site for further information on its public reference room.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2006	December 31, 2005
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$ 16,694	$ 16,641
Restricted cash	29,993	25,142
Accounts receivable, net	133,028	123,639
Other current assets	25,447	15,795

Total current assets	205,162	181,217

Property and equipment, net	188,037	187,734
Restricted cash, non-current	30,547	35,517
Goodwill	82,188	81,265
Intangible assets, net	17,880	19,335
Other assets, net	7,319	7,238

Total assets	$ 531,133	$ 512,306
	===========	===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$ 46,820	$ 45,115
Accrued compensation and benefits	42,469	42,393
Accrued self-insurance obligations, current	39,756	37,238
Other accrued liabilities	58,735	56,440
Capital leases, current	11,204	11,204
Current portion of long-term debt
Company obligations	18,089	21,237
Clipper partnerships	34,167	34,415

Total current liabilities	251,240	248,042

Accrued self-insurance obligations, net of current	110,839	109,953
Long-term debt, net of current
Company obligations	128,565	115,094
Clipper partnerships	15,761	15,829
Other long-term liabilities	23,471	26,283

Total liabilities	529,876	515,201

Stockholders' equity (deficit)	1,257	(2,895)
Total liabilities and stockholders' equity (deficit)	$ 531,133	$ 512,306
	=============	============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Three Months Ended March 31, 2006	For the Three Months Ended March 31, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 287,014	$ 206,266
Costs and expenses:
Operating salaries and benefits	164,886	123,839
Self-insurance for workers' compensation and general and professional liability insurance	13,695	9,496
Operating administrative costs	8,172	5,796
Other operating costs	64,021	41,470
Facility rent expense	13,486	9,723
General and administrative expenses	11,647	11,833
Depreciation	1,613	1,057
Amortization	1,636	1,061
Provision for losses on accounts receivable	1,948	582
Interest, net	4,415	2,657
Loss on extinguishment of debt, net	-	408
Loss on sale of assets, net	13	306
Loss on asset impairment	-	361
Restructuring costs, net	-	70
Total costs and expenses	285,532	208,659

Income (loss) before income taxes and discontinued operations	1,482	(2,393)
Income tax benefit	(512)	(804)
Income (loss) from continuing operations	1,994	(1,589)

Discontinued operations:
Loss from continuing operations	(179)	(604)
(Loss) gain on disposal of discontinued operations, net	(66)	1,025
(Loss) income on discontinued operations, net	(245)	421

Net income (loss)	$ 1,749	$ (1,168)
	==============	=============
Basic income (loss) per common and common equivalent share:
Income (loss) from continuing operations	$ 0.06	$ (0.10)
Income on discontinued operations, net	-	0.02
Net income (loss)	$ 0.06	$ (0.08)
	==============	==============
Diluted income (loss) per common and common equivalent share:
Income (loss) from continuing operations	$ 0.06	$ (0.10)
Income on discontinued operations, net	-	0.02
Net income (loss)	$ 0.06	$ (0.08)
	===============	==============

Weighted average number of common and common equivalent shares outstanding:
Basic	31,174	15,320
Diluted	31,228	15,320

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED
STATEMENTS OF CASH FLOWS
(in thousands)

	For the Three Months Ended March 31, 2006	For the Three Months Ended March 31, 2005
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income (loss)	$ 1,749	$ (1,168)
Adjustments to reconcile net income (loss) to net cash used for operating activities, including discontinued operations:
Loss on extinguishment of debt, net	-	408
Depreciation	1,613	1,067
Amortization	1,636	1,066
Amortization of favorable and unfavorable lease intangibles	(379)	(508)
Provision for losses on accounts receivable	1,948	650
Loss (gain) on sale of assets, net	66	(1,025)
Loss on disposal of discontinued operations, net	13	306
Loss on asset impairment	-	361
Restricted stock and stock option compensation	544	232
Other, net	25	23
Changes in operating assets and liabilities, net of acquisitions
Accounts receivable, net	(11,318)	(2,208)
Inventories, net	(14)	16
Other receivables, net	(3,186)	1,978
Restricted cash	119	497
Prepaids and other assets	(6,167)	(1,950)
Accounts payable	1,705	(3,209)
Accrued compensation and benefits	67	(1,103)
Accrued self-insurance obligations	3,404	(9,247)
Income taxes payable	1,856	222
Other accrued liabilities	(800)	(2,218)
Other long-term liabilities	-	(405)
Net cash used for operating activities	(7,119)	(16,215)

Cash flows from investing activities:
Capital expenditures, net	(3,333)	(3,572)
Proceeds from sale of assets held for sale	-	766
Acquisitions, net	(236)	-
Repayment of long-term notes receivable	-	237
Proceeds from sale/lease back	838	-
Net cash used for investing activities	(2,731)	(2,569)

Cash flows from financing activities:
Net borrowings under Revolving Loan Agreement	17,720	17,021
Long-term debt repayments	(7,694)	(3,305)
Distribution of partnership equity	(123)	(302)
Net cash provided by financing activities	9,903	13,414

Net increase (decrease) in cash and cash equivalents	53	(5,370)
Cash and cash equivalents at beginning of period	16,641	22,596
Cash and cash equivalents at end of period	$ 16,694	$ 17,226
	==============	=============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

Reconciliation of Net Income to EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	March 31, 2006	March 31, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 287,014	$ 206,266

Net income (loss)	$ 1,749	$ (1,168)

Income (loss) from continuing operations	1,994	(1,589)

Income tax benefit	(512)	(804)

Loss on sale of assets, net	13	306

Loss on asset impairment	-	361

Restructuring costs, net	-	70

Net segment income	$ 1,495	$ (1,656)

Interest, net	4,415	2,657

Depreciation and amortization	3,249	2,118

EBITDA	$ 9,159	$ 3,119

Facility rent expense	13,486	9,723

EBITDAR	$ 22,645	$ 12,842

Operating administrative costs	8,172	5,796
General and administrative expenses	11,647	11,833
Total operating and general and administrative expenses	19,819	17,629

EBITDAM	$ 28,978	$ 20,748
EBITDARM	$ 42,464	$ 30,471

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, loss on asset impairment, restructuring costs, net, loss on lease termination, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended March 31, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Non-affiliated revenue	$ 220,779	$ 25,758	$ 21,318	$ 15,467	$ 3,689	$ 3	$ -	$ 287,014

Affiliated revenue	-	9,385	129	-	59	-	(9,573)	-

Total revenue	220,779	35,143	21,447	15,467	3,748	3	(9,573)	287,014

Net segment income (loss)	$ 13,982	$ (546)	$ 972	$ 218	$ (86)	$ (13,045)	$ -	$ 1,495

Interest, net	3,479	(6)	36	2	-	904	-	4,415

Depreciation and amortization	2,250	94	187	242	74	402	-	3,249

EBITDA	$ 19,711	$ (458)	$ 1,195	$ 462	$ (12)	$ (11,739)	$ -	$ 9,159

Facility rent expense	12,608	107	214	479	78	-	-	13,486

EBITDAR	$ 32,319	$ (351)	$ 1,409	$ 941	$ 66	$ (11,739)	-	$ 22,645

Operating and general and
administrative expenses	4,310	2,667	895	217	83	11,647	-	19,819

EBITDAM	$ 24,021	$ 2,209	$ 2,090	$ 679	$ 71	$ (92)	$ -	$ 28,978
EBITDARM	$ 36,629	$ 2,316	$ 2,304	$ 1,158	$ 149	$ (92)	$ -	$ 42,464

EBITDA margin	8.9%	-1.3%	5.6%	3.0%	-0.3%			3.2%

EBITDAM margin	10.9%	6.3%	9.7%	4.4%	1.9%			10.1%

EBITDAR margin	14.6%	-1.0%	6.6%	6.1%	1.8%			7.9%

EBITDARM margin	16.6%	6.6%	10.7%	7.5%	4.0%			14.8%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended March 31, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Non-affiliated revenue	$ 148,810	$ 23,977	$ 14,868	$ 14,811	$ 3,794	$ 6	$ -	$ 206,266

Affiliated revenue	1	8,843	170	-	48	-	(9,062)	-

Total revenue	148,811	32,820	15,038	14,811	3,842	6	(9,062)	206,266

Net segment income (loss)	$ 7,837	$ 1,980	$ 973	$ 554	$ (5)	$ (12,995)	$ -	$ (1,656)

Interest, net	1,864	(78)	1	3	-	867	-	2,657

Depreciation and amortization	1,466	54	48	193	136	221	-	2,118

EBITDA	$ 11,167	$ 1,956	$ 1,022	$ 750	$ 131	$ (11,907)	$ -	$ 3,119

Facility rent expense	8,906	126	170	447	74	-	-	9,723

EBITDAR	$ 20,073	$ 2,082	$ 1,192	$ 1,197	$ 205	$ (11,907)	-	$ 12,842

Operating and general and
administrative expenses	3,125	1,846	562	263	-	11,833	-	17,629

EBITDAM	$ 14,292	$ 3,802	$ 1,584	$ 1,013	$ 131	$ (74)	$ -	$ 20,748
EBITDARM	$ 23,198	$ 3,928	$ 1,754	$ 1,460	$ 205	$ (74)	$ -	$ 30,471

EBITDA margin	7.5%	6.0%	6.8%	5.1%	3.4%			1.5%

EBITDAM margin	9.6%	11.6%	10.5%	6.8%	3.4%			10.1%

EBITDAR margin	13.5%	6.3%	7.9%	8.1%	5.3%			6.2%

EBITDARM margin	15.6%	12.0%	11.7%	9.9%	5.3%			14.8%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended March 31, 2006
(unaudited)

	Inpatient Services- w/o Peak	Inpatient Services w/o Peak - Overhead	Inpatient Services before Clipper & Peak	Clipper(1)	Inpatient Services Before Peak	Peak	Total Inpatient Services

Non-affiliated revenues	$ 157,960	$ -	$ 157,960	$ -	$ 157,960	$ 62,819	$ 220,779

Net segment income (loss)	$ 12,774	$ (3,741)	$ 9,033	$ (419)	$ 8,614	$ 5,368	$ 13,982

Interest, net	749	-	749	976	1,725	1,754	3,479

Depreciation and amortization	1,588	-	1,588	321	1,909	341	2,250

EBITDA	$ 15,111	$ (3,741)	$ 11,370	$ 878	$ 12,248	$ 7,463	$ 19,711

Facility rent expense	9,996	-	9,996	(876)	9,120	3,488	12,608

EBITDAR	$ 25,107	$ (3,741)	$ 21,366	$ 2	$ 21,368	$ 10,951	$ 32,319
	===========	============	============	============	===========	==========	===========

EBITDA margin	9.6%		7.2%		7.8%	11.9%	8.9%

EBITDAR margin	15.9%		13.5%		13.5%	17.4%	14.6%

(1)

Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standard Board's revised Interpretation No. 46, Consolidation of Variable Interest Entities. Sun began consolidating Clipper on July 1, 2004.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended March 31, 2005
(unaudited)

	Inpatient Services	Inpatient Services- Overhead	Inpatient Services Before Clipper	Clipper (1)	Total Inpatient Services

Non-affiliated revenues	$ 148,810	$ -	$ 148,810	$ -	$ 148,810

Net segment income (loss)	$ 12,007	$ (3,310)	$ 8,697	$ (860)	$ 7,837

Interest, net	797	-	797	1,067	1,864

Depreciation and amortization	1,128	-	1,128	338	1,466

EBITDA	$ 13,932	$ (3,310)	$ 10,622	$ 545	$ 11,167

Facility rent expense	9,782	-	9,782	(876)	8,906

EBITDAR	$ 23,714	$ (3,310)	$ 20,404	$ (331)	$ 20,073
	========	========	========	========	========

EBITDA margin	9.4%		7.1%		7.5%

EBITDAR margin	15.9%		13.7%		13.5%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

SELECTED OPERATING STATISTICS
Continuing Operations

	For the
	Three Months Ended
	March 31,
	2006	2005
Number of Licensed Beds
Long Term Care	16,633	10,407
Hospitals	192	192

Number of facilities
Long Term Care	155	100
Hospitals	3	3

Occupancy % (mtd amount only)
Long Term Care	87.2%	90.5%
Hospitals	59.0%	60.4%
Inpatient Services	86.9%	89.9%

Payor Mix % based on patient days - LTC
Medicare	13.7%	13.1%
Medicaid	61.1%	63.2%
Private and other	22.1%	21.1%
Commercial Insurance & Veterans	3.1%	2.6%

Payor Mix % based on patient days - Hospital
Medicare	68.8%	75.3%
Medicaid	9.7%	7.2%
Private and other	0.2%	0.5%
Commercial Insurance & Veterans	21.3%	17.0%

Payor Mix % based on patient days - Inpatient Services
Medicare	14.2%	13.9%
Medicaid	60.7%	62.5%
Private and other	21.9%	20.9%
Commercial Insurance & Veterans	3.2%	2.7%

Revenue Mix % of revenues - LTC
Medicare	28.2%	27.1%
Medicaid	49.0%	50.1%
Private and other	18.9%	19.3%
Commercial Insurance & Veterans	3.9%	3.5%

Revenue Mix % of revenues - Hospitals
Medicare	73.2%	77.7%
Medicaid	7.7%	6.3%
Private and other	0.7%	0.8%
Commercial Insurance & Veterans	18.4%	15.2%

Revenue Mix % of revenues - Inpatient Services
Medicare	31.1%	31.0%
Medicaid	46.3%	46.8%
Private and other	18.0%	17.9%
Commercial Insurance & Veterans	4.6%	4.3%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
SELECTED OPERATING STATISTICS
Continuing Operations

	For the
	Three Months Ended
	March 31,
	2006	2005
Revenues PPD - LTC
Medicare (Part A)	$337.30	$321.17
Medicaid	$141.17	$135.62
Private and other	$144.06	$148.75
Commercial Insurance & Veterans	$326.28	$440.86

Revenues PPD - Hospitals
Medicare (Part A)	$1,222.41	$1,016.19
Medicaid	$899.93	$818.89
Private and other	$1,311.07	$1,113.60
Commercial Insurance & Veterans	$1,037.83	$921.85

Revenues - Non-affiliated (in thousands)
Medicare	$68,604	$46,086
Medicaid	102,289	69,574
Private and other	49,886	33,150
Subtotal	220,779	148,810

Rehabilitation Therapy Services	25,758	23,977
Medical Staffing Services	21,318	14,868
Home Health Services	15,467	14,811
Laboratory & Radiology Services	3,689	3,794
Subtotal	66,232	57,450

Other non-core businesses	3	6
Total	$287,014	206,266
	======	=====
Rehab contracts:
Affiliated - continuing	93	90
Non - affiliated	346	317

DSO (Days Sales Outstanding)
Inpatient Services - SNF	37	32
Inpatient Services - Hospitals	53	65
Rehabilitation Therapy Services	94	99
Medical Staffing Services	61	57
Home Health Services	63	56
Laboratory & Radiology Services	65	77

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

		PRO FORMA
	AS REPORTED for the Three Months Ended March 31, 2006	WITH PEAK For the Three Months Ended March 31, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 287,014	$ 267,015
Costs and expenses:
Operating salaries and benefits	164,886	152,401
Self-insurance for workers' compensation and general and professional liability insurance	13,695	12,488
Operating administrative costs	8,172	7,034
Other operating costs	64,021	59,123
Facility rent expense	13,486	13,428
General and administrative expenses	11,647	13,034
Depreciation	1,613	1,989
Amortization	1,636	1,206
Provision for losses on accounts receivable	1,948	1,040
Interest, net	4,415	4,811
Loss on extinguishment of debt, net	-	408
Loss on sale of assets, net	13	306
Loss on asset impairment	-	361
Restructuring costs, net	-	70
Total costs and expenses	285,532	267,699

Income (loss) before income taxes and discontinued operations	1,482	(684)
Income tax benefit	(512)	(804)
Income from continuing operations	1,994	120

Discontinued operations:
Loss from discontinued operations, net	(179)	(719)
(Loss) gain on disposal of discontinued operations, net	(66)	1,025
(Loss) income on discontinued operations, net	(245)	306

Net income	$ 1,749	$ 426
	==============	=============
Basic income per common and common equivalent share:
Income before discontinued operations	$ 0.06	$ -
Income on discontinued operations, net	-	0.02
Net income	$ 0.06	$ 0.02
	==============	==============
Diluted income per common and common equivalent share:
Income before discontinued operations	$ 0.06	$ -
Income on discontinued operations, net	-	0.02
Net income	$ 0.06	$ 0.02
	==============	==============

Weighted average number of common and common equivalent shares outstanding:
Basic	31,174	24,192
Diluted	31,228	24,192

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
Reconciliation of Net Income to EBITDA(M) and EBITDAR(M)
(in thousands)

		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	for the
	Three Months Ended	Three Months Ended
	March 31, 2006	March 31, 2005
	(unaudited)	(unaudited)

Total net revenues	$ 287,014	$ 267,015

Net income	$ 1,749	$ 426

Income from continuing operations	1,994	120

Income tax benefit	(512)	(804)

Loss on sale of assets, net	13	306

Loss on asset impairment	-	361

Restructuring costs, net	-	70

Net segment income	$ 1,495	$ 53

Interest, net	4,415	4,811

Depreciation and amortization	3,249	3,195

EBITDA	$ 9,159	$ 8,059

Facility rent expense	13,486	13,428

EBITDAR	$ 22,645	$ 21,487

Operating administrative costs	8,172	7,034
General and administrative expenses	11,647	13,034
Total operating and general and administrative expenses	19,819	20,068

EBITDAM	$ 28,978	$ 28,127
EBITDARM	$ 42,464	$ 41,555

See definitions of EBITDA, EBITDAR, EBITDAM and EBITDARM on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M).

Pro Forma amounts were derived using our historical results as reported combined with Peak historical results of operations for the three months ended March 31, 2005.  Such amounts were reclassified to conform to our historical presentation.  Purchase accounting and related adjustments were not considered in this Pro Forma presentation.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) AND EBITDAR(M)
($ in thousands)

For the Three Months Ended March 31, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Other & Corporate Segment	Elimination of Affiliated Revenue	Consolidated

Non-affiliated revenue	$ 209,557	$ 23,977	$ 14,868	$ 14,811	$ 3,794	$ 8	$ -	$ 267,015

Affiliated revenue	1	8,843	170	-	48	-	(9,062)	-

Total revenue	209,558	32,820	15,038	14,811	3,842	8	(9,062)	$ 267,015

Net segment income (loss)	$ 11,129	$ 1,980	$ 973	$ 554	$ (5)	$ (14,578)	$ -	$ 53

Interest, net	3,709	(78)	1	3	-	1,176	-	4,811

Depreciation and amortization	2,512	54	48	193	136	252	-	3,195

EBITDA	$ 17,350	$ 1,956	$ 1,022	$ 750	$ 131	$ (13,150)	$ -	$ 8,059

Facility rent expense	12,611	126	170	447	74	-	-	13,428

EBITDAR	$ 29,961	$ 2,082	$ 1,192	$ 1,197	$ 205	$ (13,150)	$ -	$ 21,487

Operating and general and administrative expenses	$ 4,363	$ 1,846	$ 562	$ 263	$ -	$ 13,034	$ -	$ 20,068

EBITDAM	$ 21,713	$ 3,802	$ 1,584	$ 1,013	$ 131	$ (116)	$ -	$ 28,127
EBITDARM	$ 34,324	$ 3,928	$ 1,754	$ 1,460	$ 205	$ (116)	$ -	$ 41,555

EBITDA margin	8.3%	6.0%	6.8%	5.1%	3.4%			3.0%

EBITDAM margin	10.4%	11.6%	10.5%	6.8%	3.4%			10.5%

EBITDAR margin	14.3%	6.3%	7.9%	8.1%	5.3%			8.0%

EBITDARM margin	16.4%	12.0%	11.7%	9.9%	5.3%			15.6%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended March 31, 2005
(unaudited)

	Inpatient Services	Inpatient Services Overhead	Inpatient Services Before Clipper	Clipper (1)	Inpatient Services Before Peak	Peak	Total Inpatient Services

Non-affiliated revenue	$148,810	-	$148,810	$-	$148,810	$60,747	$209,557

Net segment income (loss)	$12,006	(3,310)	$8,696	$(860)	$7,836	$3,293	$11,129

Interest, net	797	-	797	1,067	1,864	1,845	3,709

Depreciation and amortization	1,128	-	1,128	338	1,466	1,046	2,512

EBITDA	$13,931	$(3,310)	$10,621	$545	11,166	$6,184	$17,350

Facility rent expense	9,782	-	9,782	(876)	8,906	3,705	12,611

EBITDAR	$23,713	$(3,310)	$20,403	$(331)	20,072	$9,889	$29,961
	=======	=======	=======	=======	=======	=======	=======
EBITDA margin	9.4%		7.1%		7.5%	10.2%	8.3%

EBITDAR margin	15.9%		13.7%		13.5%	16.3%	14.3%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
SELECTED OPERATING STATISTICS
Continuing Operations

	For the Three Months Ended March 31,

	AS REPORTED	PRO FORMA WITH PEAK
	2006	2005
Number of Licensed Beds
Long Term Care	16,633	16,815
Hospitals	192	192

Number of facilities
Long Term Care	155	156
Hospitals	3	3

Occupancy % (mtd amount only)
Long Term Care	87.2%	86.7%
Hospitals	59.0%	60.4%
Inpatient Services	86.9%	86.4%

Payor Mix % based on patient days - LTC
Medicare	13.7%	12.9%
Medicaid	61.1%	61.7%
Private and other	22.1%	22.2%
Commercial Insurance & Veterans	3.1%	3.2%

Payor Mix % based on patient days - Hospital
Medicare	68.8%	75.3%
Medicaid	9.7%	7.2%
Private and other	0.2%	0.5%
Commercial Insurance & Veterans	21.3%	17.0%

Payor Mix % based on patient days - Inpatient Services
Medicare	14.2%	13.4%
Medicaid	60.7%	61.2%
Private and other	21.9%	22.1%
Commercial Insurance & Veterans	3.2%	3.3%

Revenue Mix % of revenues - LTC
Medicare	28.2%	27.6%
Medicaid	49.0%	49.7%
Private and other	18.9%	18.9%
Commercial Insurance & Veterans	3.9%	3.8%

Revenue Mix % of revenues - Hospitals
Medicare	73.2%	77.7%
Medicaid	7.7%	6.3%
Private and other	0.7%	0.8%
Commercial Insurance & Veterans	18.4%	15.2%

Revenue Mix % of revenues - Inpatient Services
Medicare	31.1%	30.6%
Medicaid	46.3%	46.5%
Private and other	18.0%	18.6%
Commercial Insurance & Veterans	4.6%	4.3%

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
SELECTED OPERATING STATISTICS
Continuing Operations

	For the Three Months Ended March 31,

	AS REPORTED	PRO FORMA WITH PEAK
	2006	2005
Revenues PPD - LTC
Medicare (Part A)	$337.30	$322.45
Medicaid	$141.17	$133.63
Private and other	$144.06	$142.31
Commercial Insurance & Veterans	$326.28	$302.66

Revenues PPD - Hospitals
Medicare (Part A)	$1,222.41	$1,016.19
Medicaid	$899.93	$818.89
Private and other	$1,311.07	$1,113.60
Commercial Insurance & Veterans	$1,037.83	$921.85

Revenues PPD - Non-affiliated (in thousands)
Medicare	$68,604	$64,028
Medicaid	102,289	97,475
Private and other	49,886	48,054
Subtotal	220,779	209,557

Rehabilitation Therapy Services	25,758	23,977
Medical Staffing Services	21,318	14,868
Home Health Services	15,467	14,811
Laboratory & Radiology Services	3,689	3,794
Subtotal	66,232	57,450

Other non-core businesses	3	6
Total	$287,014	$267,015
	=======	=======
Rehab contracts:
Affiliated - continuing	93	90
Non - affiliated	346	317

DSO (Days Sales Outstanding)
Inpatient Services - SNF	37	32
Inpatient Services - Hospitals	53	65
Rehabilitation Therapy Services	94	99
Medical Staffing Services	61	57
Home Health Services	63	56
Laboratory & Radiology Services	65	77